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                                                                   Exhibit 10.10
                            FIRST AMENDMENT TO THE
                              GUARANTY AGREEMENT


     THIS FIRST AMENDMENT TO THE GUARANTY AGREEMENT, dated as of June 20, 2001 (this "Amendment"), by and between by each of the undersigned (each a
       ---------
"Guarantor" and collectively the "Guarantors") to and in favor of Silver Creek
 ---------                        ----------
Investments, Ltd., a British Virgin Islands company (the "Collateral Agent"), in
                                                          ----------------
its capacity as Collateral Agent under that certain Collateral Agency Agreement dated as of April 14, 1999 as amended by the First Amendment dated the date hereof by and among the Collateral Agent, Bomoseen Investments, Ltd., a British Virgin Islands company ("Bomoseen"), Dandelion Investments, Ltd., a British
                         --------
Virgin Islands company ("Dandelion"), and Elstree Holdings, Ltd., a British
                         ---------
Virgin Islands company ("Elstree" and together with the Collateral Agent,
                         -------
Bomoseen and Dandelion, the "Original Purchasers") and Wallington Investments
                             -------------------
Limited, a corporation organized under the laws of the British Virgin Islands (the "Lender"). All capitalized terms used but not otherwise defined herein
      ------
shall have the respective meanings assigned thereto in the Purchase Agreement (as defined below);

     WHEREAS, Senetek plc, a corporation organized under the laws of England (the "Company") and the Original Purchasers entered into a Securities Purchase
      -------
Agreement dated as of April 14, 1999 (the "Original Purchase Agreement");
                                           ---------------------------

     WHEREAS, as a condition to the Original Purchasers entering into the Original Purchase Agreement and purchasing the Securities thereunder, each Guarantor guaranteed to the Original Purchasers payment of all of the Company's obligations under the Original Purchase Agreement and the other Transaction Documents (as defined in the Original Purchase Agreement) in accordance with the terms of the Guaranty Agreement dated as of April 14, 1999 (the "Guaranty
                                                                 --------
Agreement") made by each of the Guarantors to and in favor of the Collateral
---------
Agent (for the benefit of the Original Purchasers);

     WHEREAS, the Lender, has agreed to extend certain financial accommodations to the Company in connection with the financing of the working capital needs of the Company, and Lender is willing to extend such financial accommodations to the Company pursuant to the terms of a Revolving Credit Agreement to be entered into by the Company and Lender (the "Credit Agreement");
                                     ----------------

     WHEREAS, as a condition to the Lender entering into the Credit Agreement and extending financial accommodations to the Company thereunder, and in consideration thereof, the Company and the Original Purchasers are (i) entering into a First Amendment to the Original Purchase Agreement dated the date hereof (the "First Amendment"; the Original Agreement, as amended by the First
      ---------------
Amendment is referred to herein as the "Purchase Agreement") in order to modify
                                        ------------------
certain terms of the Original Purchase Agreement to, among other things, permit the Company to enter into the Credit Agreement and (ii) amending certain of the Transaction
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Documents, including, without limitation, the Guaranty Agreement, to include obligations of the Company under the Credit Agreement and the other Loan Documents (as defined therein).

     WHEREAS, the Lender is unwilling to enter into the Credit Agreement unless the Guarantors enter into this Amendment;

     NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, do hereby agree as follows:

     1.   Amendments to the Guaranty Agreement. (a) The heading of the Guaranty
          ------------------------------------
Agreement shall be amended and restated to read as follows:

          "THIS GUARANTY AGREEMENT, dated as of April 14, 1999, as amended by the First Amendment dated June 20, 2001 (this "Guaranty"), by and between
                                                    --------
     by each of the undersigned (each a "Guarantor" and collectively the
                                         ---------
     "Guarantors") to and in favor of Silver Creek Investments, Ltd., a British
     -----------
     Virgin Islands company (the "Collateral Agent"), in its capacity as
                                  ----------------
     Collateral Agent under that certain Collateral Agency Agreement dated as of April 14, 1999 as amended by the First Amendment dated the date hereof by and among the Collateral Agent, Bomoseen Investments, Ltd., a British Virgin Islands company ("Bomoseen"), Dandelion Investments, Ltd., a British
                              --------
     Virgin Islands company ("Dandelion"), and Elstree Holdings, Ltd., a British
                              ---------
     Virgin Islands company ("Elstree" and together with the Collateral Agent,
                              -------
     Bomoseen and Dandelion, the "Original Purchasers") and Wallington
                                  -------------------
     Investments Limited, a corporation organized under the laws of the British Virgin Islands (the "Lender"). All capitalized terms used but not
                          ------
     otherwise defined herein shall have the respective meanings assigned thereto in the Purchase Agreement (as amended) except that (i) the term "Purchasers" as used herein shall in all cases be deemed to include both the Original Purchasers and the Lender and (ii) the term "Event of Default"
                                                               ----------------
     as used herein shall in all cases be deemed to include both an Event of Default (as defined in the Purchase Agreement) and (ii) an Event of Default (as defined in the Credit Agreement)."

          (b) The first paragraph of Section 1 (Guaranty) of the Guaranty
                                                --------
Agreement is hereby amended and restated as follows:

          "Each Guarantor hereby jointly and severally, unconditionally, absolutely, continually and irrevocably guarantees to the Collateral Agent for the benefit of the Purchasers, the payment and performance in full of the Company's Liabilities (as defined below). For all purposes of this Guaranty, "Company's Liabilities" means: (a) the Company's prompt payment
                ---------------------
     in full, when due or declared due and at all such times, of all Obligations and all other amounts pursuant to the terms of the Credit Agreement, the Lender Note, the Purchase Agreement, the Securities,
     and all other Transaction Documents executed in connection with the Purchase Agreement or the Credit Agreement, now or at any time or times hereafter owing, arising, due or payable from the Company, including without limitation principal, interest, premium or fee (including, but not limited to, attorneys' fees and expenses); and (b) the Company's prompt, full and faithful performance, observance and discharge of each and every agreement, undertaking, covenant and provision to be performed, observed or discharged by the Company under the Credit Agreement, the Lender Note, the Purchase Agreement and all other Transaction Documents executed in connection therewith. The Guarantors' obligations to the Collateral Agent for the benefit of the Purchasers under this Guaranty are hereinafter collectively referred to as the "Guarantors' Obligations"; provided,
                                      -----------------------   --------
     however, that the liability of each Guarantor individually with respect to
     -------
     the Guarantors' Obligations shall be limited to an aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provisions of any applicable state law. Each Guarantor agrees that it is jointly and severally, directly and primarily liable for the Company's Liabilities, and that the guaranties made hereunder are guaranties of payment."

     2.   Conditions to Effectiveness. This Amendment shall become effective
          ---------------------------
only upon the satisfaction or waiver of all of the following conditions precedent:

     (a) The parties hereto shall have duly executed and delivered this Amendment.

     (b)  The Company shall have satisfied all conditions to effectiveness under
Section 6 of the First Amendment.

     (c) The Company shall have paid all fees and expenses required to be paid by it pursuant to Section 5 of the First Amendment.

     3.   Representations and Warranties. In order to induce the Collateral
          ------------------------------
Agent to enter into this Amendment (on behalf of the Original Purchasers and the Lender), the Guarantors each hereby represents and warrants to the Original Purchasers and the Lender that each of the Guarantors has full power, right and legal authority to execute, deliver and perform its obligations under this Amendment. Each Guarantor has taken all corporate action necessary to authorize the execution and delivery of, and the performance of its obligations under, this Amendment. This Amendment constitutes a legal, valid and binding obligation of the Guarantor enforceable against it in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization or moratorium or similar laws affecting the rights of creditors generally. The Guarantor hereby ratifies and reaffirms the Guaranty (as amended hereby) and each of the other related documents and all of the Company's covenants, duties and liabilities thereunder.

     4.   Amendments. This Amendment may not be amended, modified or
          ----------
supplemented except by a subsequent written agreement signed by the parties hereto.

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     5.   Counterparts. This Amendment may be executed simultaneously in any
          ------------
number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one in the same instrument.

     6.   Governing Law. This Amendment shall be governed by the laws of the
          -------------
State of New York (without giving effect to any conflicts of law rules or principles).

     7.   Headings. The headings of this Amendment are included herein for
          --------
convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

     8.   Survival of the Guaranty Agreement. Each reference in the Guaranty
          ----------------------------------
Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import, and each reference to the Guaranty Agreement in any related document (other than the Guaranty Agreement) shall mean and be a reference to the Guaranty Agreement as amended hereby. Except as specifically amended by this Amendment, the Guaranty Agreement shall remain in full force and effect and is hereby ratified, confirmed and acknowledged by each of the Guarantors. This Amendment shall not be deemed to (i) be a consent to any waiver or modification of any term or condition of the Guaranty Agreement or any document delivered pursuant thereto, except in each case as expressly provided herein, or (ii) prejudice any right or rights the Original Purchasers or the Lender may now or in the future have in connection with the Guaranty Agreement.


      [Signature page follows, remainder of page is intentionally blank]

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     IN WITNESS WHEREOF, the parties have duly executed this First Amendment to the Guaranty on the day and year first written above.

                         GUARANTORS:
                         ----------

                              SENETEK DRUG DELIVERY TECHNOLOGIES, INC.



                              By: /s/ Frank J. Massino
                                  --------------------
                              Name: Frank J. Massino
                              Title: President


                              CARME' COSMECEUTICAL
                              SCIENCES, INC.


                              By: /s/ Frank J. Massino
                                  --------------------
                              Name: Frank J. Massino
                              Title: President



                         SECURED PARTY:
                         -------------

                              SILVER CREEK INVESTMENTS, LTD.,
                              as Collateral Agent for the Original Purchasers and the Lender


                              By: /s/ Robert T. Tucker
                                  --------------------
                              Name: Robert T. Tucker
                              Title: Director



            [Signature page to the First Amendment to the Guaranty]

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